EXHIBIT 23


                     ARTHUR ANDERSEN & CO.








           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into IES
Utilities Inc.'s previously filed Form S-3 Registration Statement
(File No. 33-68796).


                    /s/  Arthur Andersen & Co.
                            (Signature)

                         ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 1, 1994